Exhibit 10.1

                        REGISTRAR ACCREDITATION AGREEMENT

This REGISTRAR ACCREDITATION AGREEMENT ("Agreement") is by and between the Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation, and DomainPeople, Inc., a Delaware corporation ("Registrar"), and shall be deemed made on August 17, 2000, at Los Angeles, California, USA.

1. DEFINITIONS. For purposes of this Agreement, the following definitions shall apply:

     1.1 "Accredit" means to identify and set minimum standards for the performance of registration functions, to recognize persons or entities meeting those standards, and to enter into an accreditation agreement that sets forth the rules and procedures applicable to the provision of Registrar Services.

     1.2  "DNS"  refers  to  the  Internet  domain-name  system.

     1.3  The  "Effective  Date"  is  August  17,  2000.

     1.4  The  "Expiration  Date"  is  August  16,  2005.

     1.5 "ICANN" refers to the Internet Corporation for Assigned Names and Numbers, a party to this Agreement.

     1.6 "Personal Data" refers to data about any identified or identifiable natural person.

     1.7 "Registered Name" refers to a domain name within the domain of a TLD that is the subject of an appendix to this Agreement, whether consisting of two or more (e.g., john.smith.name) levels, about which a TLD Registry Operator (or an affiliate engaged in providing Registry Services) maintains data in a Registry Database, arranges for such maintenance, or derives revenue from such maintenance. A name in a Registry Database may be a Registered Name even though it does not appear in a zone file (e.g., a registered but inactive name).

     1.8  "Registered  Name  Holder"  means  the  holder  of  a Registered Name.

     1.9 The word "Registrar," when appearing with an initial capital letter, refers to DomainPeople, Inc., a party to this Agreement.

     1.10 The word "registrar," when appearing without an initial capital letter, refers to a person or entity that contracts with Registered Name Holders and with a Registry Operator and collects registration data about the Registered Name Holders and submits registration information for entry in the Registry Database.

     1.11 "Registrar Services" means services provided by a registrar in connection with a TLD as to which it has an agreement with the TLD's Registry Operator, and includes contracting with Registered Name Holders, collecting registration data about the Registered Name Holders, and submitting registration information for entry in the Registry Database.

     1.12 "Registry Data" means all Registry Database data maintained in electronic form, and shall include TLD Zone-File Data, all data used to provide Registry Services and submitted by registrars in electronic form, and all other data used to provide Registry Services concerning particular domain name registrations or nameservers maintained in electronic form in a Registry Database.

     1.13 "Registry Database" means a database comprised of data about one or more DNS domain names within the domain of a registry that is used to generate either DNS


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     resource  records  that  are  published  authoritatively  or  responses  to domain-name availability lookup requests or Whois queries, for some or all of those names.

     1.14 A "Registry Operator" is the person or entity then responsible, in accordance with an agreement between ICANN (or its assignee) and that person or entity (those persons or entities) or, if that agreement is terminated or expires, in accordance with an agreement between the US Government and that person or entity (those persons or entities), for providing Registry Services for a specific TLD.

     1.15 "Registry Services," with respect to a particular TLD, shall have the meaning defined in the agreement between ICANN and the Registry Operator for that TLD.

     1.16 A Registered Name is "sponsored" by the registrar that placed the record associated with that registration into the registry. Sponsorship of a registration may be changed at the express direction of the Registered Name Holder or, in the event a registrar loses accreditation, in accordance with then-current ICANN specifications and policies.

     1.17 "Term of this Agreement" begins on the Effective Date and continues to the earlier of (a) the Expiration Date, or (b) termination of this Agreement.

     1.18  A  "TLD"  is  a  top-level  domain  of  the  DNS.

     1.19 "TLD Zone-File Data" means all data contained in a DNS zone file for the registry, or for any subdomain for which Registry Services are provided and that contains Registered Names, as provided to nameservers on the Internet.

2.   ICANN  OBLIGATIONS.

     2.1  Accreditation.  During the Term of this Agreement, Registrar is hereby
          -------------
     accredited by ICANN to act as a registrar (including to insert and renew registration of Registered Names in the Registry Database) for the TLD(s) that are the subject of appendices to this Agreement according to Subsection 5.5.

     2.2  Registrar  Use  of  ICANN  Name  and  Website.  ICANN hereby grants to
      ---------------------------------------
     Registrar a non-exclusive, worldwide, royalty-free license during the Term of this Agreement (a) to state that it is accredited by ICANN as a registrar for each TLD that is the subject of an appendix to this Agreement and (b) to link to pages and documents within the ICANN web site. No other use of ICANN's name or website is licensed hereby. This license may not be assigned or sublicensed by Registrar.

     2.3  General  Obligations of ICANN. With respect to all matters that impact
          ------------------------------
     the rights, obligations, or role of Registrar, ICANN shall during the Term of this Agreement:

          2.3.1 exercise its responsibilities in an open and transparent manner;

          2.3.2 not unreasonably restrain competition and, to the extent feasible, promote and encourage robust competition;

          2.3.3 not apply standards, policies, procedures or practices arbitrarily, unjustifiably, or inequitably and not single out Registrar for disparate treatment unless justified by substantial and reasonable cause; and

          2.3.4 ensure, through its reconsideration and independent review policies, adequate appeal procedures for Registrar, to the extent it is adversely affected by ICANN standards, policies, procedures or practices.

3.  REGISTRAR  OBLIGATIONS.


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          3.1  Obligations  to  Provide  Registrar Services.  During the Term of
               --------------------------------------------
          this Agreement, Registrar agrees that it will operate as a registrar for each TLD for which it is accredited by ICANN in accordance with this Agreement.

          3.2  Submission of Registered Name Holder Data to Registry. During the
               -----------------------------------------------------
          Term  of  this  Agreement:

               3.2.1 As part of its registration of Registered Names in a TLD as to which it is accredited, Registrar shall submit to, or shall place in the Registry Database operated by, the Registry Operator for the TLD the following data elements:

                    3.2.1.1  The  name  of the Registered Name being registered;

                    3.2.1.2 The IP addresses of the primary nameserver and secondary nameserver(s) for the Registered Name;

                    3.2.1.3  The  corresponding  names  of  those  nameservers;

                    3.2.1.4 Unless automatically generated by the registry system, the identity of the Registrar;

                    3.2.1.5 Unless automatically generated by the registry system, the expiration date of the registration; and

                    3.2.1.6 Any other data the Registry Operator requires be submitted to it.

               The appendix to this Agreement for a particular TLD may state substitute language for Subsections 3.2.1.1 through 3.2.1.6 as applicable to that TLD; in that event the substitute language shall replace and supersede Subsections 3.2.1.1 through 3.2.1.6 stated above for all purposes under this Agreement but only with respect to that particular TLD.

               3.2.2 Within five (5) business days after receiving any updates from the Registered Name Holder to the data elements listed in Subsections 3.2.1.2, 3.1.2.3, and 3.2.1.6 for any Registered Name Registrar sponsors, Registrar shall submit the updated data elements to, or shall place those elements in the Registry Database operated by the Registry Operator.

               3.2.3 In order to allow reconstitution of the Registry Database in the event of an otherwise unrecoverable technical failure or a change in the designated Registry Operator, within ten days of any such request by ICANN, Registrar shall submit an electronic database containing the data elements listed in Subsections
               3.2.1.1 through 3.2.1.6 for all active records in the registry sponsored by Registrar, in a format specified by ICANN, to the Registry Operator for the appropriate TLD.

     3.3  Public  Access  to  Data  on Registered Names. During the Term of this
          ---------------------------------------------
          Agreement:

               3.3.1 At its expense, Registrar shall provide an interactive web page and a port 43 Whois service providing free public query-based access to up-to-date (i.e., updated at least daily) data concerning all active


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               Registered  Names sponsored by Registrar for each TLD in which it is accredited. The data accessible shall consist of elements that are designated from time to time according to an ICANN adopted specification or policy. Until ICANN otherwise specifies by means of an ICANN adopted specification or policy, this data shall consist of the following elements as contained in Registrar's database:

                    3.3.1.1  The  name  of  the  Registered  Name;

                    3.3.1.2 The names of the primary nameserver and secondary nameserver(s) for the Registered Name;

                    3.3.1.3 The identity of Registrar (which may be provided through Registrar's website);

                    3.3.1.4  The  original  creation  date  of the registration;

                    3.3.1.5  The  expiration  date  of  the  registration;

                    3.3.1.6 The name and postal address of the Registered Name Holder;

                    3.3.1.7 The name, postal address, e-mail address, voice telephone number, and (where available) fax number of the technical contact for the Registered Name; and

                    3.3.1.8 The name, postal address, e-mail address, voice telephone number, and (where available) fax number of the administrative contact for the Registered Name.

               The appendix to this Agreement for a particular TLD may state substitute language for Subsections 3.3.1.1 through 3.3.1.8 as applicable to that TLD; in that event the substitute language shall replace and supersede Subsections 3.3.1.1 through 3.3.1.8 stated above for all purposes under this Agreement but only with respect to that particular TLD.

               3.3.2 Upon receiving any updates to the data elements listed in Subsections 3.3.1.2, 3.3.1.3, and 3.3.1.5 through 3.3.1.8 from the Registered Name Holder, Registrar shall promptly update its database used to provide the public access described in Subsection 3.3.1.

               3.3.3 Registrar may subcontract its obligation to provide the public access described in Subsection 3.3.1 and the updating described in Subsection 3.3.2, provided that Registrar shall remain fully responsible for the proper provision of the access and updating.

               3.3.4 Registrar shall abide by any ICANN specification or policy established as a Consensus Policy according to Section 4 that requires registrars to cooperatively implement a distributed capability that provides query-based Whois search functionality across all registrars. If the Whois service implemented by registrars does not in a reasonable time provide reasonably robust, reliable, and convenient access to accurate and up-to-date data, the Registrar shall abide by any ICANN specification or policy established as a Consensus Policy according to


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               Section  4 requiring Registrar, if reasonably determined by ICANN to be necessary (considering such possibilities as remedial action by specific registrars), to supply data from Registrar's database to facilitate the development of a centralized Whois database for the purpose of providing comprehensive Registrar Whois search capability.

               3.3.5 In providing query-based public access to registration data as required by Subsections 3.3.1 and 3.3.4, Registrar shall not impose terms and conditions on use of the data provided, except as permitted by policy established by ICANN. Unless and until ICANN establishes a different policy according to Section 4, Registrar shall permit use of data it provides in response to queries for any lawful purposes except to: (a) allow, enable, or otherwise support the transmission by e-mail, telephone, or facsimile of mass, unsolicited, commercial advertising or solicitations to entities other than the data recipient's own existing customers; or (b) enable high volume, automated, electronic processes that send queries or data to the systems of any Registry Operator or ICANN-Accredited registrar, except as reasonably necessary to register domain names or modify existing registrations.

               3.3.6 In addition, Registrar shall provide third-party bulk access to the data subject to public access under Subsection
               3.3.1  under  the  following  terms  and  conditions:

                    3.3.6.1 Registrar shall make a complete electronic copy of the data available at least one time per week for download by third parties who have entered into a bulk access agreement with Registrar.

                    3.3.6.2 Registrar may charge an annual fee, not to exceed US$10,000, for such bulk access to the data.

                    3.3.6.3 Registrar's access agreement shall require the third party to agree not to use the data to allow, enable, or otherwise support the transmission by e-mail, telephone, or facsimile of mass, unsolicited, commercial advertising or solicitations to entities other than such third party's own existing customers.

                    3.3.6.4 Registrar's access agreement shall require the third party to agree not to use the data to enable high-volume, automated, electronic processes that send queries or data to the systems of any Registry Operator or ICANN-Accredited registrar, except as reasonably necessary to register domain names or modify existing registrations.

                    3.3.6.5 Registrar's access agreement may require the third party to agree not to sell or redistribute the data except insofar as it has been incorporated by the third party into a value-added product or service that does not permit the extraction of a substantial portion of the bulk data from the value-added product or service for use by other parties.

                    3.3.6.6 Registrar may enable Registered Name Holders who are individuals to elect not to have


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                    Personal  Data  concerning their registrations available for bulk access for marketing purposes based on Registrar's "Opt-Out" policy, and if Registrar has such a policy, Registrar shall require the third party to abide by the terms of that Opt-Out policy; provided, however, that Registrar may not use such data subject to opt-out for marketing purposes in its own value-added product or service.

               3.3.7 Registrar's obligations under Subsection 3.3.6 shall remain in effect until the earlier of (a) replacement of this policy with a different ICANN policy, established according to Section 4, governing bulk access to the data subject to public access under Subsection 3.3.1, or (b) demonstration, to the satisfaction of the United States Department of Commerce, that no individual or entity is able to exercise market power with respect to registrations or with respect to registration data used for development of value-added products and services by third parties.

               3.3.8 To comply with applicable statutes and regulations and for other reasons, ICANN may from time to time adopt policies and specifications establishing limits (a) on the Personal Data concerning Registered Names that Registrar may make available to the public through a public-access service described in this Subsection 3.3 and (b) on the manner in which Registrar may make such data available. In the event ICANN adopts any such policy, Registrar shall abide by it.

     3.4  Retention  of  Registered  Name  Holder  and  Registration  Data.
          -----------------------------------------------------------------

               3.4.1 During the Term of this Agreement, Registrar shall maintain its own electronic database, as updated from time to time, containing data for each active Registered Name sponsored by it within each TLD for which it is accredited. The data for each such registration shall include the elements listed in Subsections 3.3.1.1 through 3.3.1.8; the name and (where available) postal address, e-mail address, voice telephone number, and fax number of the billing contact; and any other Registry Data that Registrar has submitted to the Registry Operator or placed in the Registry Database under Subsection 3.2.

               3.4.2 During the Term of this Agreement and for three years thereafter, Registrar (itself or by its agent(s)) shall maintain the following records relating to its dealings with the Registry Operator(s) and Registered Name Holders:

                    3.4.2.1 In electronic form, the submission date and time, and the content, of all registration data (including updates) submitted in electronic form to the Registry Operator(s);

                    3.4.2.2 In electronic, paper, or microfilm form, all written communications constituting registration applications, confirmations, modifications, or terminations and related correspondence with Registered Name Holders, including registration contracts; and

                    3.4.2.3 In electronic form, records of the accounts of all Registered Name Holders with Registrar,


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                    including  dates  and  amounts  of all payments and refunds.

          3.4.3 During the Term of this Agreement and for three years thereafter, Registrar shall make these records available for inspection and copying by ICANN upon reasonable notice. ICANN shall not disclose the content of such records except as expressly permitted by an ICANN specification or policy.

     3.5  Rights  in Data. Registrar disclaims all rights to exclusive ownership
          ---------------
     or use of the data elements listed in Subsections 3.2.1.1 through 3.2.1.3 for all Registered Names submitted by Registrar to the Registry Database for, or sponsored by Registrar in, each TLD for which it is accredited. Registrar does not disclaim rights in the data elements listed in Subsections 3.2.1.4 through 3.2.1.6 and Subsections 3.3.1.3 through 3.3.1.8 concerning active Registered Names sponsored by it in each TLD for which it is accredited, and agrees to grant non-exclusive, irrevocable, royalty-free licenses to make use of and disclose the data elements listed in Subsections 3.2.1.4 through 3.2.1.6 and 3.3.1.3 through 3.3.1.8 for the purpose of providing a service or services (such as a Whois service under Subsection 3.3.4) providing interactive, query-based public access. Upon a change in sponsorship from Registrar of any Registered Name in a TLD for which it is accredited, Registrar acknowledges that the registrar gaining sponsorship shall have the rights of an owner to the data elements listed in Subsections 3.2.1.4 through 3.2.1.6 and 3.3.1.3 through 3.3.1.8 concerning that Registered Name, with Registrar also retaining the rights of an owner in that data. Nothing in this Subsection prohibits Registrar from (1) restricting bulk public access to data elements in a manner consistent with this Agreement and any ICANN specifications or policies or
     (2) transferring rights it claims in data elements subject to the provisions of this Subsection.

     3.6  Data  Escrow.  During the Term of this Agreement, on a schedule, under
          ------------
     the terms, and in the format specified by ICANN, Registrar shall submit an electronic copy of the database described in Subsection 3.4.1 to ICANN or, at Registrar's election and at its expense, to a reputable escrow agent mutually approved by Registrar and ICANN, such approval also not to be unreasonably withheld by either party. The data shall be held under an agreement among Registrar, ICANN, and the escrow agent (if any) providing that (1) the data shall be received and held in escrow, with no use other than verification that the deposited data is complete, consistent, and in proper format, until released to ICANN; (2) the data shall be released from escrow upon expiration without renewal or termination of this Agreement; and (3) ICANN's rights under the escrow agreement shall be assigned with any assignment of this Agreement. The escrow shall provide that in the event the escrow is released under this Subsection, ICANN (or its assignee) shall have a non-exclusive, irrevocable, royalty-free license to exercise (only for transitional purposes) or have exercised all rights necessary to provide Registrar Services.

     3.7  Business  Dealings,  Including  with  Registered  Name  Holders.
          ---------------------------------------------------------------

               3.7.1 In the event ICANN adopts a specification or policy, supported by a consensus of ICANN-Accredited registrars, establishing or approving a Code of Conduct for ICANN-Accredited registrars, Registrar shall abide by that Code.

               3.7.2 Registrar shall abide by applicable laws and governmental regulations.

               3.7.3 Registrar shall not represent to any actual or potential Registered Name Holder that Registrar enjoys access to a registry for which Registrar is Accredited that is superior to that of any other registrar Accredited for that registry.


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               3.7.4 Registrar shall not activate any Registered Name unless and until it is satisfied that it has received a reasonable assurance of payment of its registration fee. For this purpose, a charge to a credit card, general commercial terms extended to creditworthy customers, or other mechanism providing a similar level of assurance of payment shall be sufficient, provided that the obligation to pay becomes final and non-revocable by the Registered Name Holder upon activation of the registration.

               3.7.5 Registrar shall register Registered Names to Registered Name Holders only for fixed periods. At the conclusion of the registration period, failure by or on behalf of the Registered Name Holder to pay a renewal fee within the time specified in a second notice or reminder shall, in the absence of extenuating circumstances, result in cancellation of the registration. In the event that ICANN adopts a specification or policy concerning procedures for handling expiration of registrations, Registrar shall abide by that specification or policy.

               3.7.6 Registrar shall not insert or renew any Registered Name in any registry for which Registrar is accredited by ICANN in a manner contrary to an ICANN policy stating a list or specification of excluded Registered Names that is in effect at the time of insertion or renewal.

               3.7.7 Registrar shall require all Registered Name Holders to enter into an electronic or paper registration agreement with Registrar including at least the following provisions:

                    3.7.7.1 The Registered Name Holder shall provide to Registrar accurate and reliable contact details and promptly correct and update them during the term of the Registered Name registration, including: the full name, postal address, e-mail address, voice telephone number, and fax number if available of the Registered Name Holder; name of authorized person for contact purposes in the case of an Registered Name Holder that is an organization, association, or corporation; and the data elements listed in Subsections
                    3.3.1.2,  3.3.1.7  and  3.3.1.8.

                    3.7.7.2 A Registered Name Holder's willful provision of inaccurate or unreliable information, its willful failure promptly to update information provided to Registrar, or its failure to respond for over fifteen calendar days to inquiries by Registrar concerning the accuracy of contact details associated with the Registered Name Holder's registration shall constitute a material breach of the Registered Name Holder-registrar contract and be a basis for cancellation of the Registered Name registration.

                    3.7.7.3 Any Registered Name Holder that intends to license use of a domain name to a third party is nonetheless the Registered Name Holder of record and is responsible for providing its own full contact information and for providing and updating accurate technical and administrative contact information adequate to facilitate timely resolution of any problems that arise in connection with the Registered Name. A Registered Name Holder licensing use of a Registered Name according to this provision shall accept liability for harm caused by wrongful use of the Registered Name, unless it promptly discloses the identity of the licensee to a party providing the Registered Name Holder reasonable evidence of actionable harm.

                    3.7.7.4 Registrar shall provide notice to each new or renewed Registered Name Holder stating:

                         3.7.7.4.1 The purposes for which any Personal Data collected from the applicant are intended;

                         3.7.7.4.2 The intended recipients or categories of recipients of the data (including the Registry Operator and others who will receive the data from Registry Operator);

                         3.7.7.4.3 Which data are obligatory and which data, if any, are voluntary; and

                         3.7.7.4.4 How the Registered Name Holder or data subject can access and, if necessary, rectify the data held about them.

                    3.7.7.5 The Registered Name Holder shall consent to the data processing referred to in Subsection 3.7.7.4.

                    3.7.7.6 The Registered Name Holder shall represent that notice has been provided equivalent to that described in Subsection 3.7.7.4 to any third-party individuals whose Personal Data are supplied to Registrar by the Registered Name Holder, and that the Registered Name Holder has obtained consent equivalent to that referred to in Subsection 3.7.7.5 of any such third-party individuals.

                    3.7.7.7 Registrar shall agree that it will not process the Personal Data collected from the Registered Name Holder in a way incompatible with the purposes and other limitations about which it has provided notice to the Registered Name Holder in accordance with Subsection 3.7.7.4 above.

                    3.7.7.8 Registrar shall agree that it will take reasonable precautions to protect Personal Data from loss, misuse, unauthorized access or disclosure, alteration, or destruction.

                    3.7.7.9 The Registered Name Holder shall represent that, to the best of the Registered Name Holder's knowledge and belief, neither the registration of the Registered Name nor the manner in which it is directly or indirectly used infringes the legal rights of any third party.

                    3.7.7.10 For the adjudication of disputes concerning or arising from use of the Registered Name, the Registered Name Holder shall submit, without prejudice to other potentially applicable jurisdictions, to the jurisdiction of the courts
                    (1) of the Registered Name Holder's domicile and (2) where Registrar is located.

                    3.7.7.11 The Registered Name Holder shall agree that its registration of the Registered Name shall be subject to suspension, cancellation, or transfer pursuant to any ICANN adopted specification or policy, or pursuant to any registrar or registry procedure not inconsistent with an ICANN adopted specification or policy, (1) to correct mistakes by Registrar or the Registry Operator in registering the name or (2) for the resolution of disputes concerning the Registered Name.

                    3.7.7.12 The Registered Name Holder shall indemnify and hold harmless the Registry Operator and its directors, officers, employees, and agents from and against any and all claims, damages, liabilities, costs, and expenses (including reasonable legal fees and expenses) arising out of or related to the Registered Name Holder's domain name registration.

               3.7.8 Registrar shall abide by any specifications or policies established according to Section 4 requiring reasonable and commercially practicable (a) verification, at the time of registration, of contact information associated with a Registered Name sponsored by Registrar or (b) periodic re-verification of such information. Registrar shall, upon notification by any person of an inaccuracy in the contact information associated with a Registered Name sponsored by Registrar, take reasonable steps to investigate that claimed inaccuracy. In the event Registrar learns of inaccurate contact information associated with a Registered Name it sponsors, it shall take reasonable steps to correct that inaccuracy.

               3.7.9 Registrar shall abide by any ICANN adopted specifications or policies prohibiting or restricting warehousing of or speculation in domain names by registrars.

               3.7.10 Nothing in this Agreement prescribes or limits the amount Registrar may charge Registered Name Holders for registration of Registered Names.

     3.8  Domain-Name  Dispute  Resolution.  During  the Term of this Agreement,
          --------------------------------
          Registrar shall have in place a policy and procedures for resolution of disputes concerning Registered Names. Until different policies and procedures are established by ICANN under Section 4, Registrar shall comply with the Uniform Domain Name Dispute

          Resolution  Policy  identified  on  ICANN's  website
          (www.icann.org/general/consensus-policies.htm).

     3.9  Accreditation  Fees.  As a condition of accreditation, Registrar shall
          -------------------
     pay accreditation fees to ICANN. These fees consist of yearly and variable fees.

               3.9.1  Yearly  Accreditation  Fee.  Registrar  shall  pay ICANN a
                      ---------------------
               yearly accreditation fee in an amount established by the ICANN Board of Directors, in conformity with ICANN's bylaws and articles of incorporation. This yearly accreditation fee shall not exceed US$4,000 for the first TLD for which Registrar is Accredited plus US$500 for each additional TLD for which Registrar is Accredited at any time during the year. Payment of the yearly fee shall be due within thirty days after invoice from ICANN.

               3.9.2  Variable  Accreditation  Fee.  Registrar  shall  pay  the
                      ----------------------------
               variable accreditation fees established by the ICANN Board of Directors, in conformity with ICANN's bylaws and articles of incorporation, provided that in each case such fees are reasonably allocated among all registrars that contract with ICANN and that any such fees must be expressly approved by registrars accounting, in the aggregate, for payment of two-thirds of all registrar-level fees. Registrar shall pay such fees in a timely manner for so long as all material terms of this Agreement remain in full force and effect, and notwithstanding the pendency of any dispute between Registrar and ICANN.

               3.9.3 On reasonable notice given by ICANN to Registrar, accountings submitted by Registrar shall be subject to verification by an audit of Registrar's books and records by an independent third-party that shall preserve the confidentiality of such books and records (other than its findings as to the accuracy of, and any necessary corrections to, the accountings).

     3.10  Insurance.  Registrar  shall  maintain  in  force  commercial general
           ---------
     liability insurance with policy limits of at least US$500,000 covering liabilities arising from Registrar's registrar business during the term of this Agreement.

4.   PROCEDURES  FOR  ESTABLISHMENT  OR REVISION OF SPECIFICATIONS AND POLICIES.

          4.1  Registrar's  Ongoing  Obligation  to  Comply  With New or Revised
               -----------------------------------------------------------------
          Specifications and  Policies.  During  the  Term  of  this  Agreement,
          ----------------------------
          Registrar shall comply with the terms of this Agreement on the schedule set forth in Subsection 4.4, with

               4.1.1 new or revised specifications (including forms of agreement to which Registrar is a party) and policies established by ICANN as Consensus Policies in the manner described in Subsection 4.3,

               4.1.2  in  cases  where:

                    4.1.2.1 this Agreement expressly provides for compliance with revised specifications or policies established in the manner set forth in one or more subsections of this Section 4; or

                    4.1.2.2 the specification or policy concerns one or more topics described in Subsection 4.2.

          4.2  Topics  for  New and Revised Specifications and Policies. New and
               --------------------------------------------------------
          revised specifications and policies may be established on the following topics:

               4.2.1 issues for which uniform or coordinated resolution is reasonably necessary to facilitate interoperability, technical reliability, and/or operational stability of Registrar Services, Registry Services, the DNS, or the Internet;

               4.2.2 registrar policies reasonably necessary to implement ICANN policies or specifications relating to a DNS registry or to Registry Services;

               4.2.3 resolution of disputes concerning the registration of Registered Names (as opposed to the use of such domain names), including where the policies take into account use of the domain names;

               4.2.4 principles for allocation of Registered Names (e.g., first-come/first-served, timely renewal, holding period after expiration);

               4.2.5 prohibitions on warehousing of or speculation in domain names by registries or registrars;

               4.2.6 maintenance of and access to accurate and up-to-date contact information regarding Registered Names and nameservers;

               4.2.7 reservation of Registered Names that may not be registered initially or that may not be renewed due to reasons reasonably related to (a) avoidance of confusion among or misleading of users, (b) intellectual property, or (c) the technical management of the DNS or the Internet (e.g., "example.com" and names with single-letter/digit labels);

               4.2.8 procedures to avoid disruptions of registration due to suspension or termination of operations by a registry operator or a registrar, including allocation of responsibility among continuing registrars of the Registered Names sponsored in a TLD by a registrar losing accreditation; and

               4.2.9 the transfer of registration data upon a change in registrar sponsoring one or more Registered Names. Nothing in this Subsection 4.2 shall limit Registrar's obligations as set forth elsewhere in this Agreement.

          4.3  Manner  of  Establishment  of  New and Revised Specifications and
               -----------------------------------------------------------------
          Policies.
          --------

               4.3.1 "Consensus Policies" are those specifications or policies established based on a consensus among Internet stakeholders represented in the ICANN process, as demonstrated by (a) action of the ICANN Board of Directors establishing the specification or policy, (b) a recommendation, adopted by at least a two-thirds vote of the council of the ICANN Supporting Organization to which the matter is delegated, that the specification or policy should be established, and (c) a written report and supporting materials (which must include all substantive submissions to the Supporting Organization relating to the proposal) that (i) documents the extent of agreement and disagreement among impacted groups, (ii) documents the outreach process used to seek to achieve adequate representation of the views of groups that are likely to be impacted, and (iii) documents the nature and intensity of reasoned support and opposition to the proposed policy.

               4.3.2 In the event that Registrar disputes the presence of such a consensus, it shall seek review of that issue from an Independent Review Panel established under ICANN's bylaws. Such review must be sought within fifteen working days of the publication of the Board's action establishing the policy. The decision of the panel shall be based on the report and supporting materials required by Subsection 4.3.1. In the event that Registrar seeks review and the Independent Review Panel sustains the Board's determination that the policy is based on a consensus among Internet stakeholders represented in the ICANN process, then Registrar must implement such policy unless it promptly seeks and obtains a stay or injunctive relief under Subsection 5.6.

               4.3.3 If, following a decision by the Independent Review Panel convened under Subsection 4.3.2, Registrar still disputes the presence of such a consensus, it may seek further review of that issue within fifteen working days of publication of the decision in accordance with the dispute resolution procedures set forth in Subsection 5.6; provided, however, that Registrar must continue to implement the policy unless it has obtained a stay or injunctive relief under Subsection 5.6 or a final decision is rendered in accordance with the provisions of Subsection 5.6 that relieves Registrar of such obligation. The decision in any such further review shall be based on the report and supporting materials required by Subsection 4.3.1.

               4.3.4 A specification or policy established by the ICANN Board of Directors on a temporary basis, without a prior recommendation by the council of an ICANN Supporting Organization, shall also be considered to be a Consensus Policy if adopted by the ICANN Board of Directors by a vote of at least two-thirds of its members, so long as the Board reasonably determines that immediate temporary establishment of a specification or policy on the subject is necessary to maintain the operational stability of Registrar Services, Registry Services, the DNS, or the Internet, and that the proposed specification or policy is as narrowly tailored as feasible to achieve those objectives. In establishing any specification or policy under this provision, the ICANN Board of Directors shall state the period of time for which the specification or policy is temporarily adopted and shall immediately refer the matter to the appropriate Supporting Organization for its evaluation and review with a detailed explanation of its reasons for establishing the temporary specification or policy and why the Board believes the policy should receive the consensus support of Internet stakeholders. If the period of time for which the specification or policy is adopted exceeds ninety days, the Board shall reaffirm its temporary establishment every ninety days for a total period not to exceed one year, in order to maintain such specification or policy in effect until such time as it meets the standard set forth in Subsection 4.3.1. If the standard set forth in Subsection 4.3.1 is not met within the temporary period set by the Board, or the council of the Supporting Organization to which it has been referred votes to reject the temporary specification or policy, it will no longer be a "Consensus Policy."

               4.3.5 For all purposes under this Agreement, the policies specifically identified by ICANN on its website

               (www.icann.org/general/consensus-policies.htm) at the date of this Agreement as having been adopted by the ICANN Board of Directors before the date of this Agreement shall be treated in the same manner and have the same effect as "Consensus Policies" and accordingly shall not be subject to review under Subsection 4.3.2.

               4.3.6 In the event that, at the time the ICANN Board of Directors establishes a specification or policy under Subsection 4.3.1 during the Term of this Agreement, ICANN does not have in place an Independent Review Panel established under ICANN's bylaws, the fifteen-working-day period allowed under Subsection 4.3.2 to seek review shall be extended until fifteen working days after ICANN does have such an Independent Review Panel in place and Registrar shall not be obligated to comply with the specification or policy in the interim.

          4.4  Time  Allowed  for  Compliance.  Registrar  shall  be  afforded a
               ------------------------------
          reasonable period of time after receiving notice of the establishment of a specification or policy under Subsection 4.3 in which to comply with that specification or policy, taking into account any urgency involved.

5.  MISCELLANEOUS  PROVISIONS.

          5.1  Specific  Performance.  While this Agreement is in effect, either
               ---------------------
          party may seek specific performance of any provision of this Agreement in the manner provided in Section 5.6 below, provided the party seeking such performance is not in material breach of its obligations.

          5.2  Termination  of  Agreement  by  Registrar.  This Agreement may be
               -----------------------------------------
          terminated before its expiration by Registrar by giving ICANN thirty days written notice. Upon such termination by Registrar, Registrar shall not be entitled to any refund of fees paid to ICANN pursuant to this Agreement.

          5.3  Termination  of  Agreement  by  ICANN.  This  Agreement  may  be
               -------------------------------------
               terminated before its expiration by ICANN in any of the following circumstances:

               5.3.1 There was a material misrepresentation, material inaccuracy, or materially misleading statement in Registrar's application for accreditation or any material accompanying the application.

               5.3.2  Registrar:

                    5.3.2.1 is convicted by a court of competent jurisdiction of a felony or other serious offense related to financial activities, or is judged by a court of competent jurisdiction to have committed fraud or breach of fiduciary duty, or is the subject of a judicial determination that ICANN reasonably deems as the substantive equivalent of those offenses; or

                    5.3.2.2 is disciplined by the government of its domicile for conduct involving dishonesty or misuse of funds of others.

               5.3.3 Any officer or director of Registrar is convicted of a felony or of a misdemeanor related to financial activities, or is judged by a court to have committed fraud or breach of fiduciary duty, or is the subject of a judicial determination that ICANN deems as the substantive equivalent of any of these; provided, such officer or director is not removed in such circumstances.

               5.3.4 Registrar fails to cure any breach of this Agreement (other than a failure to comply with a policy adopted by ICANN during the term of this Agreement as to which Registrar is seeking, or still has time to seek, review under Subsection 4.3.2 of whether a consensus is present) within fifteen working days after ICANN gives Registrar notice of the breach.

               5.3.5 Registrar fails to comply with a ruling granting specific performance under Subsections 5.1 and 5.6.

               5.3.6 Registrar continues acting in a manner that ICANN has reasonably determined endangers the stability or operational integrity of the Internet after receiving three days notice of that determination.

               5.3.7  Registrar  becomes  bankrupt  or  insolvent.

          This Agreement may be terminated in circumstances described in Subsections 5.3.1 - 5.3.6 above only upon fifteen days written notice to Registrar (in the case of Subsection 5.3.4 occurring after Registrar's failure to cure), with Registrar being given an opportunity during that time to initiate arbitration under Subsection
          5.6 to determine the appropriateness of termination under this Agreement. In the event Registrar initiates litigation or arbitration concerning the appropriateness of termination by ICANN, the termination shall be stayed an additional thirty days to allow Registrar to obtain a stay of termination under Subsection 5.6 below. If Registrar acts in a manner that ICANN reasonably determines endangers the stability or operational integrity of the Internet and upon notice does not immediately cure, ICANN may suspend this Agreement for five working days pending ICANN's application for more extended specific performance or injunctive relief under Subsection
          5.6. This Agreement may be terminated immediately upon notice to Registrar in circumstance described in Subsection 5.3.7 above.

          5.4 Term of Agreement; Renewal; Right to Substitute Updated Agreement.
              -----------------------------------------------------------------
          This Agreement shall be effective on the Effective Date and shall have an initial term running until the Expiration Date, unless sooner terminated. Thereafter, if Registrar seeks to continue its accreditation, it may apply for renewed accreditation, and shall be entitled to renewal provided it meets the ICANN-adopted specification or policy on accreditation criteria then in effect, is in compliance with its obligations under this Agreement, as it may be amended, and agrees to be bound by terms and conditions of the then-current Registrar accreditation agreement (which may differ from those of this Agreement) that ICANN adopts in accordance with Subsection 2.3 and Subsection 4.3. In connection with renewed accreditation, Registrar shall confirm its assent to the terms and conditions of the then-current Registrar accreditation agreement by signing that accreditation agreement. In the event that, during the Term of this Agreement, ICANN posts on its web site an updated form of registrar accreditation agreement applicable to Accredited registrars, Registrar (provided it has not received (1) a notice of breach that it has not cured or (2) a notice of termination of this Agreement under Subsection 5.3 above) may elect, by giving ICANN written notice, to enter an agreement in the updated form in place of this Agreement. In the event of such election, Registrar and ICANN shall promptly sign a new accreditation agreement that contains the provisions of the updated form posted on the web site, with the length of the term of the substituted agreement as stated in the updated form posted on the web site, calculated as if it commenced on the date this Agreement was made, and this Agreement will be deemed terminated.

          5.5  Addition  or  Deletion of TLDs for Which Registrar Accredited. On
               -----------------------------------------------------------------
          the Effective Date, Registrar shall be accredited according to Subsection 2.1 for each TLD as to which an appendix executed by both parties is attached to this Agreement. During the Term of this Agreement, Registrar may request accreditation for any additional TLD(s) by signing an additional appendix for each additional TLD in the form prescribed by ICANN and submitting the appendix to ICANN. In the event ICANN agrees to the request, ICANN will sign the additional appendix and return a copy of it to Registrar. The mutually signed appendix shall thereafter be an appendix to this Agreement. During the Term of this Agreement, Registrar may abandon its accreditation for any TLD under this Agreement (provided that Registrar will thereafter remain accredited for at least one TLD under this Agreement) by giving ICANN written notice specifying the TLD as to which accreditation is being abandoned. The abandonment shall be effective thirty days after the notice is given.

          5.6  Resolution  of  Disputes  Under  this Agreement. Disputes arising
               -----------------------------------------------
          under or inconnection with this Agreement, including (1) disputes arising from ICANN's failure to renew Registrar's accreditation and
          (2) requests for specific performance, shall be resolved in a court of competent jurisdiction or, at the election of either party, by an arbitration conducted as provided in this Subsection 5.6 pursuant to the International Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in English and shall occur in Los Angeles County, California, USA. There shall be three arbitrators: each party shall choose one arbitrator and, if those two arbitrators do not agree on a third arbitrator, the third shall be chosen by the AAA. The parties shall bear the costs of the arbitration in equal shares, subject to the right of the arbitrators to reallocate the costs in their award as provided in the AAA rules. The parties shall bear their own attorneys' fees in connection with the arbitration, and the arbitrators may not reallocate the attorneys' fees in conjunction with their award. The arbitrators shall render their decision within ninety days of the conclusion of the arbitration hearing. In the event Registrar initiates arbitration to contest the appropriateness of termination of this Agreement by ICANN, Registrar may at the same time request that the arbitration panel stay the termination until the arbitration decision is rendered, and that request shall have the effect of staying the termination until the arbitration panel has granted an ICANN request for specific performance and Registrar has failed to comply with such ruling. In the event Registrar initiates arbitration to contest an Independent Review Panel's decision under Subsection 4.3.3 sustaining the Board's determination that a specification or policy is supported by consensus, Registrar may at the same time request that the arbitration panel stay the requirement that it comply with the policy until the arbitration decision is rendered, and that request shall have the effect of staying the requirement until the decision or until the arbitration panel has granted an ICANN request for lifting of the stay. In all litigation involving ICANN concerning this Agreement (whether in a case where arbitration has not been elected or to enforce an arbitration award), jurisdiction and exclusive venue for such litigation shall be in a court located in Los Angeles, California, USA; however, the parties shall also have the right to enforce a judgment of such a court in any court of competent jurisdiction. For the purpose of aiding the arbitration and/or preserving the rights of the parties during the pendency of an arbitration, the parties shall have the right to seek temporary or preliminary injunctive relief from the arbitration panel or in a court located in Los Angeles, California, USA, which shall not be a waiver of this arbitration agreement.

          5.7 Limitations on Monetary Remedies for Violations of this Agreement.
              ------------------------------------------------------------------
          ICANN'saggregate monetary liability for violations of this Agreement shall not exceed the amount of accreditation fees paid by Registrar to ICANN under Subsection 3.9 of this Agreement. Registrar's monetary liability to ICANN for violations of this Agreement shall be limited to accreditation fees owing to ICANN under this Agreement. In no event shall either party be liable for special, indirect, incidental, punitive, exemplary, or consequential damages for any violation of this Agreement.

          5.8 Handling by ICANN of Registrar-Supplied Data. Before receiving any
              --------------------------------------------
          Personal Data from Registrar, ICANN shall specify to Registrar in writing the purposes for and conditions under which ICANN intends to use the Personal Data. ICANN may from time to time provide Registrar with a revised specification of such purposes and conditions, which specification shall become effective no fewer than thirty days after it is provided to Registrar. ICANN shall not use Personal Data provided by Registrar for a purpose or under conditions inconsistent with the specification in effect when the Personal Data was provided. ICANN shall take reasonable steps to avoid uses of the Personal Data by third parties inconsistent with the specification.

          5.9  Assignment.  Either  party  may assign or transfer this Agreement
               ---------
          only with the prior written consent of the other party, which shall not be unreasonably withheld, except that ICANN may, with the written approval of the United States Department of Commerce, assign this agreement by giving Registrar written notice of the assignment. In the event of assignment by ICANN, the assignee may, with the approval of the United States Department of Commerce, revise the definition of "Consensus Policy" to the extent necessary to meet the organizational circumstances of the assignee, provided the revised definition requires that Consensus Policies be based on a demonstrated consensus of Internet stakeholders.

          5.10  No  Third-Party  Beneficiaries.  This  Agreement  shall  not  be
                ------------------------------
          construed to create any obligation by either ICANN or Registrar to any non-party to this Agreement, including any Registered Name Holder.

          5.11  Notices,  Designations,  and  Specifications.  All notices to be
                --------------------------------------------
          given underthis Agreement shall be given in writing at the address of the appropriate party as set forth below, unless that party has given a notice of change of address in writing. Any notice required by this Agreement shall be deemed to have been properly given when delivered in person, when sent by electronic facsimile with receipt of confirmation of delivery, or when scheduled for delivery by internationally recognized courier service. Designations and specifications by ICANN under this Agreement shall be effective when written notice of them is deemed given to Registrar.

               If  to  ICANN,  addressed  to:

               Internet Corporation for Assigned Names and Numbers Registrar Accreditation
               4676  Admiralty  Way,  Suite  330
               Marina  del  Rey,  California  90292  USA
               Attention:  General  Counsel
               Telephone:  1/310/823-9358
               Facsimile:  1/310/823-8649

               If  to  Registrar,  addressed  to:

               DomainPeople,  Inc.
               a  Delaware  corporation

               555  West  Hastings  Street,  Suite  1440

               Vancouver,  B.C.  V6B  4N6

               Canada
               Attention:  Christopher  Kruk
               Registrar  Website  URL:  www.domainpeople.com
               Telephone:  604-639-1680  Ext.  116


<APGE>
               Facsimile:  604-688-9013
               e-mail:  kruk@domainpeople.com

          5.12  Dates  and Times. All dates and times relevant to this Agreement
                ----------------
          or its performance shall be computed based on the date and time observed in Los Angeles, California, USA.

          5.13  Language.  All  notices,  designations,  and specifications made
                --------
          under  this  Agreement  shall  be  in  the  English  language.

          5.14 Amendments and Waivers. No amendment, supplement, or modification
               ----------------------
          of this Agreement or any provision hereof shall be binding unless executed in writing by both parties. No waiver of any provision of this Agreement shall be binding unless evidenced by a writing signed by the party waiving compliance with such provision. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

          5.15  Counterparts.  This  Agreement  may  be  executed in one or more
                ------------
          counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          5.16  Entire Agreement. Except to the extent (a) expressly provided in
                ----------------
          a  written agreement executed by both parties concurrently herewith or
          (b) of written assurances provided by Registrar to ICANN in connection with its Accreditation, this Agreement (including the appendices, which form part of it) constitutes the entire agreement of the parties pertaining to the accreditation of Registrar and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the parties on that subject.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives.

INTERNET  CORPORATION  FOR  ASSIGNED  NAMES  AND  NUMBERS




By:  /s/  M.  Stuart  Lynn
     ---------------------
M.  Stuart  Lynn
President  and  CEO



DomainPeople,  Inc.

By:  /s/  Jag  S.  Gillan
     --------------------
Name:  Jag  S.  Gillan
Title:  General  Counsel

--------------------------------------------------------------------------------

                                  .BIZ APPENDIX

The Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation ("ICANN"), and DomainPeople, Inc., a Delaware corporation ("Registrar") have entered into a Registrar Accreditation Agreement ("Registrar Accreditation Agreement"), of which this appendix (".biz Appendix") is a part.

Registrar wishes to be accredited in the .biz TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit Registrar in the ..biz TLD. Pursuant to and subject to the Registrar Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar Accreditation Agreement.

2. Registrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .biz TLD.

3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .biz TLD.

IN WITNESS WHEREOF, the parties hereto have caused this .biz Appendix to be executed by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS  DomainPeople, Inc.
4676 Admiralty Way, Suite 330                        555 West Hastings Street, Suite 1440
Marina del Rey, California 90292 USA                 Vancouver, B.C.  V6B 4N6
Telephone: 1/310/823-9358                            Canada
Facsimile: 1/310/823-8649
                                                     Attention:  Christopher Kruk
By: /s/ M. Stuart Lynn
    ------------------
Name: M. Stuart Lynn                                 Registrar URL: www.domainpeople.com
Title: President and CEO
                                                     Telephone: 604-639-1680 Ext. 116
Dated: August 15, 2001                               Facsimile: 604-688-9013

                                                     e-mail: kruk@domainpeople.com

                                                     By: /s/ Jag S. Gillan
                                                          -----------------
                                                     Name: Jag S. Gillan
                                                     Title: General Counsel

                                                     Dated: May 28, 2001

                                  .COM APPENDIX

The Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation ("ICANN"), and DomainPeople, Inc., a Delaware corporation ("Registrar") have entered into a Registrar Accreditation Agreement ("Registrar Accreditation Agreement"), of which this appendix (".com Appendix") is a part.

Registrar wishes to be accredited in the .com TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit Registrar in the ..com TLD. Pursuant to and subject to the Registrar Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar Accreditation Agreement.

2. Registrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .com TLD.

3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .com TLD.

IN WITNESS WHEREOF, the parties hereto have caused this .com Appendix to be executed by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS  DomainPeople, Inc.
4676 Admiralty Way, Suite 330                        555 West Hastings Street, Suite 1440
Marina del Rey, California 90292 USA                 Vancouver, B.C.  V6B 4N6
Telephone: 1/310/823-9358                            Canada
Facsimile: 1/310/823-8649
                                                     Attention:  Christopher Kruk
By: /s/ M. Stuart Lynn
    ------------------
Name: M. Stuart Lynn                                 Registrar URL: www.domainpeople.com
Title: President and CEO
                                                     Telephone: 604-639-1680 Ext. 116
Dated: August 15, 2001                               Facsimile: 604-688-9013

                                                     e-mail: kruk@domainpeople.com

                                                     By: /s/ Jag S. Gillan
                                                          -----------------
                                                     Name: Jag S. Gillan
                                                     Title: General Counsel

                                                     Dated: May 28, 2001

                                 .INFO APPENDIX

The Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation ("ICANN"), and DomainPeople, Inc., a Delaware corporation ("Registrar") have entered into a Registrar Accreditation Agreement ("Registrar Accreditation Agreement"), of which this appendix (".info Appendix") is a part.

Registrar wishes to be accredited in the .info TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit Registrar in the .info TLD. Pursuant to and subject to the Registrar Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar Accreditation Agreement.

2. Registrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .info TLD.

3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .info TLD.

IN WITNESS WHEREOF, the parties hereto have caused this .info Appendix to be executed by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS  DomainPeople, Inc.
4676 Admiralty Way, Suite 330                        555 West Hastings Street, Suite 1440
Marina del Rey, California 90292 USA                 Vancouver, B.C.  V6B 4N6
Telephone: 1/310/823-9358                            Canada
Facsimile: 1/310/823-8649
                                                     Attention:  Christopher Kruk
By: /s/ M. Stuart Lynn
    ------------------
Name: M. Stuart Lynn                                 Registrar URL: www.domainpeople.com
Title: President and CEO
                                                     Telephone: 604-639-1680 Ext. 116
Dated: August 15, 2001                               Facsimile: 604-688-9013

                                                     e-mail: kruk@domainpeople.com

                                                     By: /s/ Jag S. Gillan
                                                          -----------------
                                                     Name: Jag S. Gillan


                                                     Title: General Counsel

                                                     Dated: May 28, 2001

                                  .NET APPENDIX

The Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation ("ICANN"), and DomainPeople, Inc., a Delaware corporation ("Registrar") have entered into a Registrar Accreditation Agreement ("Registrar Accreditation Agreement"), of which this appendix (".net Appendix") is a part.

Registrar wishes to be accredited in the .net TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit Registrar in the ..net TLD. Pursuant to and subject to the Registrar Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar Accreditation Agreement.

2. Registrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .net TLD.

3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .net TLD.

IN WITNESS WHEREOF, the parties hereto have caused this .net Appendix to be executed by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS  DomainPeople, Inc.
4676 Admiralty Way, Suite 330                        555 West Hastings Street, Suite 1440
Marina del Rey, California 90292 USA                 Vancouver, B.C.  V6B 4N6
Telephone: 1/310/823-9358                            Canada
Facsimile: 1/310/823-8649
                                                     Attention:  Christopher Kruk
By: /s/ M. Stuart Lynn
    ------------------
Name: M. Stuart Lynn                                 Registrar URL: www.domainpeople.com
Title: President and CEO
                                                     Telephone: 604-639-1680 Ext. 116
Dated: August 15, 2001                               Facsimile: 604-688-9013

                                                     e-mail: kruk@domainpeople.com

                                                     By: /s/ Jag S. Gillan
                                                          -----------------
                                                     Name: Jag S. Gillan
                                                     Title: General Counsel

                                                     Dated: May 28, 2001

                                  .ORG APPENDIX

The Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation ("ICANN"), and DomainPeople, Inc., a Delaware corporation ("Registrar") have entered into a Registrar Accreditation Agreement ("Registrar Accreditation Agreement"), of which this appendix (".org Appendix") is a part.

Registrar wishes to be accredited in the .org TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit Registrar in the ..org TLD. Pursuant to and subject to the Registrar Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar Accreditation Agreement.

2. Registrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .org TLD.

3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .org TLD.

IN WITNESS WHEREOF, the parties hereto have caused this .org Appendix to be executed by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS  DomainPeople, Inc.
4676 Admiralty Way, Suite 330                        555 West Hastings Street, Suite 1440
Marina del Rey, California 90292 USA                 Vancouver, B.C.  V6B 4N6
Telephone: 1/310/823-9358                            Canada
Facsimile: 1/310/823-8649
                                                     Attention:  Christopher Kruk
By: /s/ M. Stuart Lynn
    ------------------
Name: M. Stuart Lynn                                 Registrar URL: www.domainpeople.com
Title: President and CEO
                                                     Telephone: 604-639-1680 Ext. 116
Dated: August 15, 2001                               Facsimile: 604-688-9013

                                                     e-mail: kruk@domainpeople.com

                                                     By: /s/ Jag S. Gillan
                                                          -----------------
                                                     Name: Jag S. Gillan
                                                     Title: General Counsel

                                                     Dated: May 28, 2001

                                 .NAME APPENDIX

The Internet Corporation for Assigned Names and Numbers, a California non-profit, public benefit corporation ("ICANN"), and DomainPeople, Inc., a Delaware corporation ("Registrar") have entered into a Registrar Accreditation Agreement ("Registrar Accreditation Agreement"), of which this appendix (".name Appendix") is a part.

Registrar wishes to be accredited in the .name TLD pursuant to and subject to the Registrar Accreditation Agreement and ICANN wishes to accredit Registrar in the .name TLD. Pursuant to and subject to the Registrar Accreditation Agreement, Registrar and ICANN hereby agree as follows:

1. Definitions. All initially capitalized terms not otherwise defined herein shall have the definitions assigned to such terms in the Registrar Accreditation Agreement.

2. Registrar Election. Registrar hereby elects and agrees to become accredited by ICANN to provide Registration Services in the .name TLD.

3. ICANN's Acceptance. ICANN hereby accepts Registrar's election to become accredited by ICANN to provide Registration Services in the .name TLD.

4. Data Submission. Pursuant to Subsection 3.2.1, as part of its registration for SLD E-mail forwarding, the NameWatch Service, and Defensive Registrations, Registrar shall submit to, or shall place in the Registry Database operated by, the Registry Operator for the TLD that Registry Operator, consistent with Appendix C to its Registry Agreement with ICANN, data elements Registry Operator requires be submitted to it.

IN WITNESS WHEREOF, the parties hereto have caused this .name Appendix to be executed by their duly authorized representatives.

INTERNET CORPORATION FOR ASSIGNED NAMES AND NUMBERS  DomainPeople, Inc.
4676 Admiralty Way, Suite 330                        555 West Hastings Street, Suite 1440
Marina del Rey, California 90292 USA                 Vancouver, B.C.  V6B 4N6
Telephone: 1/310/823-9358                            Canada
Facsimile: 1/310/823-8649
                                                     Attention:  Christopher Kruk
By: /s/ M. Stuart Lynn
    ------------------
Name: M. Stuart Lynn                                 Registrar URL: www.domainpeople.com
Title: President and CEO
                                                     Telephone: 604-639-1680 Ext. 116
Dated: February 28,2002                              Facsimile: 604-688-9013

                                                     e-mail: kruk@domainpeople.com

                                                     By: /s/ Jag S. Gillan
                                                          -----------------
                                                     Name: Jag S. Gillan
                                                     Title: General Counsel

                                                     Dated: October 19, 2001